UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2014

Hilltop Holdings Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-31987	84-1477939
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Crescent Court, Suite 1330
Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 855-2177

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07                   Submission of Matters to a Vote of Security Holders.

On June 11, 2014, Hilltop Holdings Inc., or the Company, held its 2014 Annual Meeting of Stockholders in Dallas, Texas.  At the 2014 Annual Meeting, stockholders were asked to vote on three proposals:  the election of the twenty-one director nominees named in the proxy statement; an advisory vote to approve executive compensation; and the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.  The voting results at the 2014 Annual Meeting were as follows:

Proposal No. 1:          The stockholders elected the following twenty-one director nominees to serve on the Company’s board of directors until the 2015 annual meeting of stockholders and until their successors are duly elected and qualified.

Name	For	Against	Withheld	Broker Non-Votes

Charlotte Jones Anderson	64,297,419	—	1,974,405	13,643,345
Rhodes R. Bobbitt	65,945,540	—	326,284	13,643,345
Tracy A. Bolt	65,945,094	—	326,730	13,643,345
W. Joris Brinkerhoff	65,944,755	—	327,069	13,643,345
Charles R. Cummings	65,946,340	—	325,484	13,643,345
Hill A. Feinberg	64,503,799	—	1,768,025	13,643,345
Gerald J. Ford	63,657,424	—	2,614,400	13,643,345
Jeremy B. Ford	65,656,166	—	615,658	13,643,345
J. Markham Green	65,947,140	—	324,684	13,643,345
Jess T. Hay	65,273,945	—	997,879	13,643,345
William T. Hill, Jr.	64,299,220	—	1,972,604	13,643,345
James R. Huffines	64,521,476	—	1,750,348	13,643,345
Lee Lewis	62,261,648	—	4,010,176	13,643,345
Andrew J. Littlefair	64,980,184	—	1,291,640	13,643,345
W. Robert Nichols, III	64,476,243	—	1,795,581	13,643,345
C. Clifton Robinson	64,542,117	—	1,729,707	13,643,345
Kenneth D. Russell	61,591,453	—	4,680,371	13,643,345
A. Haag Sherman	65,893,271	—	378,553	13,643,345
Robert C. Taylor, Jr.	64,359,784	—	1,912,040	13,643,345
Carl B. Webb	64,544,518	—	1,727,306	13,643,345
Alan B. White	64,521,835	—	1,749,989	13,643,345

Proposal No. 2:          The stockholders approved, on an advisory basis, the 2013 compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes

63,833,219	1,975,434	463,171	13,643,345

Proposal No. 3:          The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

For	Against	Abstain	Broker Non-Votes

79,421,029	396,034	98,106	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hilltop Holdings Inc.,
a Maryland corporation

Date:	June 13, 2014	By:	/s/ COREY PRESTIDGE
			Name:	Corey G. Prestidge
			Title:	Executive Vice President,
General Counsel & Secretary